Principal    Mailing Address:             Principal Life       Flexible Variable
Financial    Des Moines, IA 50392-0001    Insurance Company    Universal Life Insurance
Group                                                           Supplemental Application


--------------------------------------------------------------------------------
   1.  Print full name of Proposed Insured (1)                    Policy Number

       -------------------------------------------------------------------------
       Print full name of Proposed Insured (2)

       -------------------------------------------------------------------------


---------------------------------------------------------- ---------------------
   2.   Complete the sections for:  Required  Sections  Optional Sections
     A. New Business                1, 4, 5, & 7            3 & 6
     B. Adjustments to Existing     1, 5, & 7               3, 4, & 6
        Business
     C. Term  Conversions           1, 4, 5, & 7            3 & 6
     D. Adding/ChangingDollar Cost  1, 6 & 7               (N/A)
        Averaging or Automatic
        Portfolio Rebalancing

   Note: Section 8 must be completed when sold by a Registered Representative of a Broker/Dealer other than Princor Financial Services Corporation. A selling agreement between the Broker/Dealer and Princor Financial Services Corporation must be in place.


--------------------------------------------------------------------------------

   3. Decline Telephone Privilege Authorization: I (We) do not want the telephone privilege services as described in the prospectus where allowed by state (if this box is not checked, telephone services will apply). Telephone instructions received from any joint contract owner will be binding on all contract owners.


--------------------------------------------------------------------------------

   4.   Allocation Percentages for:

        Premiums Premiums include the initial payment and all planned periodic premiums. The net premium is the premium paid less the Premium Expense Charge. Net premiums received by the Company will be allocated to the Money Market Division for 20 days from the effective date. On the 21st day, the policy value and net premiums will be reallocated to the Investment Account Divisions and/or Fixed Account according to the allocation percentages you choose.

        Monthly Policy Charge The Monthly Policy Charge includes the cost of insurance, the cost of additional benefits provided by any rider, the current monthly administration charge and the mortality and expense risks charge. This amount is withdrawn from the Investment Account Divisions and/or Fixed Account according to the allocation percentages you choose.

          NOTE: IF THE MONTHLY POLICY CHARGE SECTION IS NOT COMPLETED, THE MONTHLY POLICY CHARGE WILL BE ALLOCATED IN THE SAME MANNER AS PREMIUMS.

        PREMIUMS                                                        MONTHLY POLICY CHARGE
        (Minimum of 10% per selection. Whole numbers only.)             (Minimum of 10% per selection. Whole numbers only.)

                                                                        Check   ____ Allocated in the same manner as premiums
                                                                        One     ____ Prorated based on balances of the
                                                                                     owner's Investment Accounts
                                                                                ____ As below

        Fixed Account                                          %        Fixed Account                                          %
                                                        ------                                                           -----
        Aggressive Growth Divison                              %        Aggressive Growth Division                             %
                                                        ------                                                           -----
        Asset Allocation Division                              %        Asset Allocation Division                              %
                                                        ------                                                           -----
        Balanced Division                                      %        Balanced Division                                      %
                                                        ------                                                           -----
        Bond Division                                          %        Bond Division                                          %
                                                        ------                                                           -----
        Capital Value Division                                 %        Capital Value Division                                 %
                                                        ------                                                           -----
        Fidelity Contrafund Division                           %        Fidelity Contrafund Division                           %
                                                        ------                                                           -----
        Fidelity Equity-Income Division                        %        Fidelity Equity-Income Division                        %
                                                        ------                                                           -----
        Fidelity High Income Division                          %        Fidelity High Income Division                          %
                                                        ------                                                           -----
        Government Securities Division                         %        Government Securities Division                         %
                                                        ------                                                           -----
        Growth Division                                        %        Growth Division                                        %
                                                        ------                                                           -----
        International Division                                 %        International Division                                 %
                                                        ------                                                           -----
        International SmallCap Division                        %        International SmallCap Division                        %
                                                        ------                                                           -----
        MicroCap Division                                      %        MicroCap Division                                      %
                                                        ------                                                           -----
        MidCap Division                                        %        MidCap Division                                        %
                                                        ------                                                           -----
        MidCap Growth Division                                 %        MidCap Growth Division                                 %
                                                        ------                                                           -----
        Money Market Division                                  %        Money Market Division                                  %
                                                        ------                                                           -----
        Putnam Global Asset Allocation Division                %        Putnam Global Asset Allocation Division                %
                                                        ------                                                           -----
        Putnam Vista Division                                  %        Putnam Vista Division                                  %
                                                        ------                                                           -----
        Putnam Voyager Division                                %        Putnam Voyager Division                                %
                                                        ------                                                           -----
        Real Estate Division                                   %        Real Estate Division                                   %
                                                        ------                                                           -----
        SmallCap Division                                      %        SmallCap Division                                      %
                                                        ------                                                           -----
        SmallCap Growth Division                               %        SmallCap Growth Division                               %
                                                        ------                                                           -----
        SmallCap Value Division                                %        SmallCap Value Division                                %
                                                        ------                                                           -----
        Stock Index 500 Division                               %        Stock Index 500 Division                               %
                                                        ------                                                           -----
        Utilities Division                                     %        Utilities Division                                     %
                                                        ------                                                           -----
                                  Total                  100   %                                    Total                100   %
                                                        ------                                                           -----

If allocated to the Fixed Account and you are not requesting Dollar Cost Averaging, please explain: -----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   5.   Electronic Prospectus Authorization:

        _____I  (We)  consent  to  electronic   delivery  of  prospectuses   and
             prospectus supplements by a 3.5" diskette in lieu of paper versions. I (We) understand that this consent is effective until I revoke it. (If box is not checked, you will receive only paper versions).


--------------------------------------------------------------------------------
6. Scheduled Transfer Options: (You may choose Dollar Cost Averaging or Automatic Portfolio Rebalancing.)
    ____ Dollar Cost Averaging - Allows for transfer of money between Separate Account Divisions and/or Fixed Account on a scheduled basis. There must be a minimum of $2,500 in a division/account to initiate scheduled transfers from it.

    Frequency: ____Monthly  ____Quarterly  ____Semiannually ____Annually
                               Initial Transfer Date       /      /
                                                      ------  -----   -------
                                                        M       D       YR
                                     (not available on 29, 30, or 31st of month)

                               Transfer Out (-)                                             Transfer In (+)
        Division/Account             Amount       Percent             Division/Account             Amount        Percent
        ----------------             ------       -------             ----------------             ------        -------
        1.                      $                          %          1.                      $                           %
           --------------------    ------------  ----------             --------------------    --------------  ----------
        2.                      $                          %          2.                      $                           %
           --------------------    ------------  ----------             --------------------    --------------  ----------
        3.                      $                          %          3.                      $                           %
           --------------------    ------------  ----------             --------------------    --------------  ----------
        4.                      $                          %          4.                      $                           %
           --------------------    ------------  ----------             --------------------    --------------  ----------
        5.                      $                          %          5.                      $                           %
           --------------------    ------------  ----------             --------------------    --------------  ----------
        6.                      $                          %          6.                      $                           %
           --------------------    ------------  ----------             --------------------    --------------  ----------

        Note: Dollar Cost Averaging will begin on the first Monthly Date following receipt of this form, unless another date is requested above.

_____ Automatic Portfolio Rebalancing - This feature allows for maintaining the investment allocation that was originally established. It allows for rebalancing annually, semiannually or quarterly. (Rebalancing not available for the Fixed Account.)

        Also, you may elect to rebalance upon request if you contact the Home Office.

        Frequency: Select one from each Category A and B:
        A. ___Quarterly  ___Semiannually ___Annually ___Fiscal Quarter
        B. ___Based on Contract Date ___Specified future date     /      /
                                                            ----  ----   ------
                                                             M      D      YR
                                     (not available on 29, 30, or 31st of month)

        Investment Division Options: (Whole Percentages Only)
        Rebalance my contract in the following way:
        Aggressive Growth Division                        %           MicroCap Division                                      %
                                                   -------                                                            -------
        Asset Allocation Division                         %           MidCap Division                                        %
                                                   -------                                                            -------
        Balanced Division                                 %           MidCap Growth Division                                 %
                                                   -------                                                            -------
        Bond Division                                     %           Money Market Division                                  %
                                                   -------                                                            -------
        Capital Value Division                            %           Putnam Global Asset Allocation Division                %
                                                   -------                                                            -------
        Fidelity Contrafund Division                      %           Putnam Vista Division                                  %
                                                   -------                                                            -------
        Fidelity Equity-Income Division                   %           Putnam Voyager Division                                %
                                                   -------                                                            -------
        Fidelity High Income Division                     %           Real Estate Division                                   %
                                                   -------                                                            -------
        Government Securities Division                    %           SmallCap Division                                      %
                                                   -------                                                            -------
        Growth Division                                   %           SmallCap Growth Division                               %
                                                   -------                                                            -------
        International Division                            %           SmallCap Value Division                                %
                                                   -------                                                            -------
        International SmallCap Division                   %           Stock Index 500 Division                               %
                                                                                                                      -------
                                                   -------
                                                                      Utilities Division                                     %
                                                                                                                      -------
                                                                                                 Total must be equal to 100%

--------------------------------------------------------------------------------
   7.   Signature

        I have read this application and have had the opportunity to read the prospectuses. I authorize the instructions in this application. I have been given the opportunity to ask questions regarding this policy, and they have been answered to my satisfaction. I understand the investment objectives of the Investment Account Divisions and/or Fixed Account for which I am applying and believe they fit with my investment objective(s). All of the statements in this application are true and complete to the best of my knowledge and are the basis of any life insurance issued.

---------------------------------------    -------------------------------------
      Signature of Owner (1)                     Signature of Owner (2)
If a Corporation, Trust, Entity, etc.,              (if joint owners)
authorized person (indicate title) must sign

To be completed by the Registered Representative:
Signed at-----------------------------------  Signature-------------------------
          City         State         Date


--------------------------------------------------------------------------------
8.   To Be Completed by Selling Firm
--------------------------------------------------------------------------------
   Dealer's Name                                          Telephone

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Reviewed by                                                       Date
Registered Principal:

--------------------------------------------------------------------------------


AA 1665